Exhibit 10.4

Execution Version

AMENDMENT AGREEMENT

This Amendment Agreement (this “Amendment”) is dated as of July 5, 2023 (the “Effective Date”), by and among Global Clean Holdings Inc., a Delaware corporation (the “Company”), Orion Energy Credit Opportunities Fund II, L.P., Orion Energy Credit Opportunities Fund II PV, L.P., Orion Energy Credit Opportunities Fund II GPFA, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P., Orion Energy Credit Opportunities Fund III PV, L.P., Orion Energy Credit Opportunities Fund III GPFA, L.P., Orion Energy Credit Opportunities Fund III, L.P., Orion Energy Credit Opportunities Fund III GPFA PV, L.P., LIF AIV 1, L.P., Voya Renewable Energy Infrastructure Originator I LLC and Voya Renewable Energy Infrastructure Originator L.P. (collectively, the “Investors”). The Company and the Investors are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of February 2, 2022, by and among the Company, ExxonMobil Renewables LLC and the Investors, the Company issued to the Investors warrants Nos. GCEH-002 through GCEH-089 to purchase up to 31,610,937 shares of its common stock and the other rights described on Exhibit A-3 hereto (as amended by the Omnibus Amendment, effective as of February 23, 2022, as further amended by the Amendment Agreement, effective as of August 5, 2022, as further amended by the Amendment Agreement, effective as of February 14, 2023, as further amended by the Amendment Agreement, effective as of May 19, 2023, as further amended by the Amendment Agreement, effective as of June 21, 2023 and as further amended by the Amendment Agreement, effective as of the date hereof, the “Investor Warrants”); and

WHEREAS, Amendment No. 13 to the Credit Agreement (“Amendment No. 13”) and other various amendments and transactions will be entered into as of the date hereof by the Company’s affiliates and certain of the Investors, and in connection therewith the Company and the Investors desire to cause the cancellation of, and reissuance of, the Investor Warrants in the manner set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Parties agree as follows:

1.       Amendments to Investor Warrants. Effective as of the Effective Date, pursuant to Section 19 of the Investor Warrants, each Party agrees that each of the Investor Warrants are hereby amended such that the number of warrants issued pursuant to each such Investor Warrants shall be equal to the number of warrants set forth under the column titled “Rebalanced Number of Warrants” on Exhibits A-1, A-2 and A-3 opposite the description of each such Investor Warrant. In connection with the foregoing amendment, (a) the existing warrants which add up to the total listed under the column titled “Returned Warrants” on Exhibits A-1, A-2 and A-3 shall be deemed to have been hereby cancelled and returned to the Company and (b) each individual warrant described under the column titled “Reissued Warrants” on Exhibits A-1, A-2 and A-3 shall be deemed to have been issued to the applicable Investor whose name is set forth opposite thereto on Exhibit A-1, A-2 or A-3, as applicable, and pursuant to the applicable Investor Warrant described opposite thereto on Exhibit A-1, A-2 and A-3, as applicable. Each of the Parties agrees and confirms that by signing this Amendment they have received valid consideration in connection with this Amendment and the transactions described in this paragraph 1.

2.       Effectiveness of Amendment. This Amendment is entered into, adopted and effective as of the Effective Date.

3.       Tax Treatment. For U.S. federal income tax purposes, the Company and the Investors shall treat the transactions contemplated by this Amendment in accordance with Section 3 of Amendment No. 13.

4.       Entire Agreement. This Amendment and the Investor Warrants constitute the entire agreement among the Company and the Investors with respect to the subject matter hereof and thereof and supersedes any prior understandings, negotiations, agreements, statements or representations among the Investors and Company or any of their respective affiliates of any nature, whether written or oral, to the extent they relate in any way to the subject matter hereof or thereof.

5.       No Other Amendments. Except as expressly amended by this Amendment, the terms of the Investor Warrants shall remain in full force and effect.

6.       Miscellaneous Terms. The provisions of Sections 10 (Amendments) and 16 (Miscellaneous) of the RRA, and the provisions of Sections 18 (Headings), 19 (Amendment and Modification; Waiver), 20 (Severability), 21 (Governing Law), 22 (Submission to Jurisdiction), 23 (Waiver of Jury Trial), 24 (Counterparts) and 25 (No Strict Construction) of the Investor Warrants, shall apply mutatis mutandis to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, each Party has executed this Amendment effective as of the Effective Date.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

By:	/s/ Richard Palmer
	Name:	Richard Palmer
	Title:	Chief Executive Officer

[Signature Page to Omnibus Warrant Amendment]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST B, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Signature Page to Omnibus Warrant Amendment]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Signature Page to Omnibus Warrant Amendment]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P.

By:	Voya Alternative Asset Management LLC, as Agent

By:	/s/ Edward Levin
Name:	Edward Levin
Title:	Senior Vice President

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR i llc

By:	Voya Alternative Asset Management LLC, as Agent

By:	/s/ Edward Levin
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Omnibus Warrant Amendment]

LIF AIV 1, L.P.

By:	GCM Investments GP, LLC, its General Partner

By:	/s/ Todd Henigan
Name:	Todd Henigan
Title:	Authorized Signatory

[Signature Page to Omnibus Warrant Amendment]

EXHIBIT A-1

Warrant Reallocation (Strike Price $2.25)

Entity Name	Existing Number of Warrants	Returned Warrants	Reissued Warrants
Orion Energy Credit Opportunities Fund II, L.P.	1,059,823	228,387	-
Orion Energy Credit Opportunities Fund II PV, L.P.	1,703,079	367,006	-
Orion Energy Credit Opportunities Fund II GPFA, L.P.	104,411	22,501	-
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	2,333,917	-	1,440,145
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	79,116	-	48,818
Orion Energy Credit Opportunities Fund III PV, L.P.	869,434	187,359	-
Orion Energy Credit Opportunities Fund III GPFA, L.P.	65,922	14,206	-
Orion Energy Credit Opportunities Fund III, L.P.	1,896,237	408,629	-
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	35,719	7,697	-
LIF AIV 1, L.P.	2,515,864	-	-
Voya Renewable Energy Infrastructure Originator I LLC	696,163	96,714	-
Voya Renewable Energy Infrastructure Originator L.P.	1,126,252	156,464	-
Total	12,485,937	1,488,963	1,488,963

EXHIBIT A-2

Warrant Reallocation (Strike Price $0.075)

Entity Name	Existing Number of Warrants	Returned Warrants	Reissued Warrants
Orion Energy Credit Opportunities Fund II, L.P.	2,199,541	2,199,541	2,199,541
Orion Energy Credit Opportunities Fund II PV, L.P.	3,439,857	3,439,857	3,439,857
Orion Energy Credit Opportunities Fund II GPFA, L.P.	216,692	216,692	216,692
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	3,706,299	3,706,299	3,706,299
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	125,637	125,637	125,637
Orion Energy Credit Opportunities Fund III PV, L.P.	1,751,337	1,751,337	1,751,337
Orion Energy Credit Opportunities Fund III GPFA, L.P.	135,440	135,440	135,440
Orion Energy Credit Opportunities Fund III, L.P.	3,895,927	3,895,927	3,895,927
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	73,387	73,387	73,387
LIF AIV 1, L.P.	1,176,471	1,176,471	1,176,471
Voya Renewable Energy Infrastructure Originator I LLC	-	-	-
Voya Renewable Energy Infrastructure Originator L.P.	-	-	-
Total	16,720,588	16,720,588	16,720,588

EXHIBIT A-3

Warrant Reallocation (Preferred Equity)

Entity Name	Existing Number of Warrants	Returned Warrants	Reissued Warrants
Orion Energy Credit Opportunities Fund II, L.P.	55,178	-	69,216
Orion Energy Credit Opportunities Fund II PV, L.P.	88,669	-	111,226
Orion Energy Credit Opportunities Fund II GPFA, L.P.	5,436	-	6,819
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	374,795	-	367,688
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	12,705	-	12,464
Orion Energy Credit Opportunities Fund III PV, L.P.	45,266	-	56,782
Orion Energy Credit Opportunities Fund III GPFA, L.P.	3,432	-	4,305
Orion Energy Credit Opportunities Fund III, L.P.	98,725	-	123,841
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	1,860	-	2,332
LIF AIV 1, L.P.	388,771	-	-
Voya Renewable Energy Infrastructure Originator I LLC	288,285	288,285	-
Voya Renewable Energy Infrastructure Originator L.P.	466,388	466,388	-
Total	1,829,510	754,673	754,673